EXHIBIT 99.02

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF
                                THE LIMITED, INC.

                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This Notice of Guaranteed Delivery or one substantially like it must be used to accept the Exchange Offer (as defined herein) of The Limited, Inc., a Circular-Prospectus dated _______, 1998 (the "Offering Circular-Prospectus") and the related Letter of Transmittal, if (i) your stock certificate(s) representing shares of common stock, par value $.50 per share (the "Limited Common Stock"), of The Limited are not immediately available, (ii) you cannot complete the procedure for book-entry transfer on a timely basis or (iii) you cannot deliver the certificate(s) and all other required documents to First Chicago Trust Company of New York (the Exchange Agent) prior to the Expiration Date (as defined in the Offering Circular-Prospectus). You may deliver this Notice of Guaranteed Delivery by hand, telegram, facsimile transmission or mail to the Exchange Agent. See The Exchange Offer Guaranteed Delivery Procedure in the Offering Circular-Prospectus.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                     FIRST CHICAGO TRUST COMPANY OF NEW YORK

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              If by mail:                           If by hand:                     If by overnight delivery:

      First Chicago Trust Company           First Chicago Trust Company            First Chicago Trust Company
              of New York                           of New York                            of New York

          Tenders & Exchanges                   Tenders & Exchanges                    Tenders & Exchanges
              Suite 4660                  c/o The Depository Trust Company                  Suite 4680

             P.O. Box 2569                    55 Water Street, DTC TAD              14 Wall Street, 8th Floor
        Jersey City, New Jersey           Vietnam Veterans Memorial Plaza               New York, New York

              07303-2569                      New York, New York 10041                        10005

                                           If by facsimile transmission:

                                          (For Eligible Institutions only)
                                                   (201) 222-4720

                                                         or
                                                   (201) 222-4721

                                               Facsimile confirmation
                                                      number:

                                                   (201) 222-4707

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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO THE EXCHANGE AGENT OTHER
THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the Instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions set forth in the Offering Circular-Prospectus, and the related Letter of Transmittal (which together constitute the Exchange Offer), the receipt of which is hereby acknowledged, I hereby tender to you the number of shares of common stock, par value $.50 per share (the "Limited Common Stock"), of The Limited, set forth below, at the Exchange Ratio (as defined in the Offering Circular-Prospectus) indicated in this Notice of Guaranteed Delivery, pursuant to the guaranteed delivery procedure set forth in The Exchange Offer Guaranteed Delivery Procedure in the Offering Circular-Prospectus.

     Holders of Limited Common Stock will receive that fraction of a share of A&F Common Stock represented by the Final Exchange Ratio for each share of Limited Common Stock accepted for exchange. A holder of shares of Limited Common Stock wishing to tender portions of his or her holdings of Limited Common Stock at different Exchange Ratios must complete a separate Letter of Transmittal for each Exchange Ratio at which he or she wishes to tender such portion of his or her shares of Limited Common Stock.

                               CHECK ONLY ONE BOX.

            IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES OF LIMITED COMMON STOCK.

--------------------------------------------------------------------------------
                        SHARES TENDERED AT EXCHANGE RATIO
                           DETERMINED BY DUTCH AUCTION

   |_| I want to maximize the chance of having The Limited accept for exchange all the shares of Limited Common Stock I am tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE EXCHANGE RATIO BOXES BELOW, I hereby tender shares of Limited Common Stock at, and am willing to accept, the Exchange Ratio resulting from the Dutch auction tender process. This action could result in receiving an Exchange Ratio as low as ___ of a share of A&F Common Stock per share of Limited Common Stock.
------------------------------------------OR------------------------------------

                        SHARES TENDERED AT EXCHANGE RATIO
                            DETERMINED BY STOCKHOLDER

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                                   (PLEASE TYPE OR PRINT, EXCEPT FOR SIGNATURE)

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Name(s) of Registered Holders:__________________________     Number of Shares of Limited Common Stock

                                    Tendered:

--------------------------------------------------------     ---------------------------------------------------------

Address(es):____________________________________________     Certificate No(s).  (if applicable):

--------------------------------------------------------     ---------------------------------------------------------

--------------------------------------------------------     ---------------------------------------------------------

       _____________________________ (Include Zip Code)

                                                             Total Number of Shares Represented by Limited
                                                             Common Stock Certificate(s)

                                                             ---------------------------------------------------------

Area Code and Tel. No(s).:                                   Window Ticket No. (if any):______________________________

--------------------------------------------------------

                                                             Signature(s):____________________________________________

Dated:__________________________________________________

                                                             ---------------------------------------------------------

                                                             IF SHARES OF
                                                             LIMITED COMMON
                                                             STOCK WILL BE
                                                             TENDERED BY
                                                             BOOK-ENTRY
                                                             TRANSFER, PLEASE
                                                             PROVIDE THE
                                                             FOLLOWING
                                                             INFORMATION:

                                                             Account Number:__________________________________________

                                                             Transaction Code Number:_________________________________

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                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby (i)guarantees that either the certificates representing the shares of Limited Common Stock tendered hereby in proper form for transfer or a confirmation of a book-entry transfer of such shares of Limited Common Stock into the Exchange Agent's account at the Book-Entry Transfer Facility, in each case together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any required signature guarantees, or an Agent's Message (as defined in the Offering Circular-Prospectus) in connection with a book-entry transfer, and any other documents required by the Letter of Transmittal will be received by the Exchange Agent at one of its addresses set forth above, within three business days after the date hereof, (ii) represents that the holder on whose behalf this tender is being made owns the shares of Limited Common Stock being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (Rule 14e-4), and (iii) represents that the tender of such shares of Limited Common Stock complies with Rule 14e-4.

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                                   (PLEASE TYPE OR PRINT, EXCEPT FOR SIGNATURE)

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--------------------------------------------------------     ---------------------------------------------------------
                       Name of Firm                                            Authorized Signature

________________________________________________________     Name:____________________________________________________
                         Address

--------------------------------------------------------     ---------------------------------------------------------
                                        (Include Zip Code)                             Title

________________________________________________________     Date:____________________________________________________
                  Area Code and Tel. No.

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NOTE: DO NOT SEND CERTIFICATES FOR SHARES OF LIMITED COMMON STOCK WITH THIS
      NOTICE. STOCK CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT.